                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D. C. 20549

                                 FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934

                       Date of Report: June 2, 2000

                      Commission File No.: 80-I 9878

                            OPTION CARE, INC.
            (Exact name of registrant as specified in its charter)


          DELAWARE                            36-3791193
  (State or other jurisdiction                (IRS Employer Identification No.)
  of incorporation)



100 CORPORATE NORTH
SUITE 212
BANNOCKBURN, ILLINOIS                         60015
(Address of principal executive office)       (Zip code)

Registrant's telephone number,                (847) 615-1690
including area code:

ITEM 5. OTHER EVENTS

On June 2, 2000, the Company issued a press release concerning several management changes. Chief Operating Officer Raj Rai was elected president and COO, and Chairman John Kapoor became chief executive officer, replacing the former President and CEO Michael Rusnak, who left the Company to pursue other business opportunities. In addition, Option Care promoted Michael Siri to senior vice president and chief financial officer from his prior position as vice president and CFO.

The press release is included, in its entirety, as Exhibit 99.

                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2000

                              OPTION CARE, INC.


                              By: /s/ MICHAEL A. SIRI
                                  -------------------
                                  Michael A. Siri
                                  Sr. Vice President and Chief Financial Officer